UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2019

Verb Technology Company, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

344 S. Hauser Boulevard, Suite 414

Los Angeles, California 90036

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VERB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	VERBW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On November 8, 2018, Verb Technology Company, Inc., a Nevada corporation (“we” or “our”), filed a Current Report on Form 8-K (the “November Form 8-K”) in which we disclose that we entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Sound Concepts, Inc., a Utah corporation now known as Verb Direct, LLC (“Verb Direct”), NF Merger Sub, Inc., a Utah corporation (“Merger Sub 1”), NF Acquisition Company, LLC, a Utah limited liability company (“Merger Sub 2”), the then-shareholders of what was then known as Sound Concepts, Inc. (the “Shareholders”), and the Shareholders’ representative (the “Shareholder Representative”), pursuant to which we acquired Verb Direct through a two-step merger, consisting of merging Merger Sub 1 with and into what was then known as Sound Concepts, Inc., with it surviving the “first step” of the merger as our wholly-owned subsidiary (and the separate corporate existence of Merger Sub 1 then having ceased) and, immediately thereafter, merging Sound Concepts, Inc. (as of the closing of the first step, then known as Verb Direct, Inc.) with and into Merger Sub 2, with Merger Sub 2 surviving the “second step” of the Merger, such that, upon the conclusion of the “second step” of the merger, the separate corporate existence of Verb Direct, Inc. (Sound Concepts, Inc.) ceased and Merger Sub 2 continued its limited liability company existence under Utah law as the surviving entity and as our wholly-owned subsidiary, then known as Verb Direct.

On April 17, 2019, we filed another Current Report on Form 8-K (the “April Form 8-K”) to report the consummation of the transactions contemplated by the Merger Agreement.

We are filing this Amendment No. 1 to the April Form 8-K solely for the purpose of amending the April Form 8-K to provide unaudited consolidated financial statements of the entity then known as Sound Concepts, Inc., as of and for the three months ended March 31, 2019, and unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2019. Except as otherwise provided herein, this Amendment No. 1 does not amend or restate the November Form 8-K or the April Form 8-K, nor does it modify or update any of the information disclosed in the November Form 8-K or the April Form 8-K. The information previously reported in the November Form 8-K and the April Form 8-K is hereby incorporated by reference into this Amendment No 1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

(a)	Financial Statements of Business Acquired

The unaudited financial statements of the entity then known as Sound Concepts, Inc., as of and for the three months ended March 31, 2019, and the unaudited notes related thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The audited financial statements of the entity then known as Sound Concepts, Inc., for the years ended December 31, 2018 and 2017 are incorporated by reference to Amendment No. 8 to our Registration Statement on Form S-1 (File No. 333 – 226840).

(b)	Pro Forma Financial Information

The unaudited pro forma financial information required by this Item as of and for the three months ended March 31, 2019 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The unaudited pro forma financial information for the year ended December 31, 2018 is incorporated by reference to Amendment No. 8 to our Registration Statement on Form S-1 (File No. 333 – 226840).

(d)	Exhibits

Exhibits	Description of Exhibit

99.1*	The unaudited financial statements of Verb Direct, LLC (formerly Sound Concepts, Inc.) as of and for the three months ended March 31, 2019 and 2018.

99.2*	Unaudited pro forma condensed combined financial information.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verb Technology Company, Inc.

Dated: June 18, 2019	By:	/s/ Rory J. Cutaia
Rory J. Cutaia, Chairman and Chief Executive Officer